                                                                    EXHIBIT 10.2


                         THIRD MODIFICATION AGREEMENT
                                  (Mortgage)

         This Third Modification Agreement (the "Third Modification") is effective as of this 26/th/ day of April, 2000, between QUANTUM LEAP COMMUNICATIONS, INC., a Delaware corporation, (hereinafter referred to as "Mortgagor") and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO (hereinafter referred to as "Mortgagee").

                              W I T N E S S E T H
                              -------------------

         WHEREAS, on June 29, 1999, Mortgagor executed in favor of Mortgagee, a certain Mortgage, as amended from time to time (the "Mortgage") subsequently recorded on July 16, 1999 in the Recorder's Office of Cook County, Illinois as Document Number 99681887, concerning the real property legally described in Exhibit "A" attached hereto and incorporated therein. The Mortgage was given by Mortgagor to secure, among other things, the payment to Mortgagee of: (i) that certain Installment Note (Secured) dated June 29, 1999 in the principal sum of TWO MILLION TWO HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($2,240,000.00) and any amendments, modifications, extensions, renewals or replacements thereof (the "Installment Note") executed by Mortgagor in favor of Mortgagee, and (ii) that certain Promissory Note dated June 25, 1999 executed by Leapnet, Inc, YAR Communications, Inc., Mortgagor and The Leap Partnership, Inc. jointly and severally in favor of Mortgagee and evidencing an indebtedness in the current principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), and any amendments, modifications, extensions, renewals or replacements thereof (the "Additional Note"); and

         WHEREAS, on June 29, 1999, Mortgagor also executed in favor of Mortgagee, a certain Assignment of Real Estate Rents and Leases (the "Assignment") subsequently recorded on July 16, 1999 in the Recorder's Office of Cook County, Illinois as Document Number 99681888, further encumbering the real property legally described in Exhibit "A" attached thereto and incorporated therein to further secure the Installment Note and the Additional Note; and

         WHEREAS, on October 4, 1999, Mortgagor executed in favor of Mortgagee, a certain Modification Agreement (the "First Modification") subsequently recorded on October 5, 1999 in the Recorder's Office of Cook County, Illinois as Document Number 99942625 concerning additional real property legally described in Exhibit "A" attached thereto and incorporated therein to further secure the Installment Note and the Additional Note; and

         WHEREAS, on October 4, 1999, Mortgagor executed in favor of Mortgagee, a certain Second Modification Agreement (the "Second Modification") subsequently recorded on October 5, 1999 in the Recorder's Office of Cook County, Illinois as Document Number 99942628 concerning additional real property legally described in Exhibit "A" attached thereto and incorporated therein to further secure the Installment Note and the Additional Note; and

         WHEREAS, Mortgagor simultaneously with the execution and delivery of this Third Modification has executed and delivered that certain Amended and Restated Installment Note dated of even date herewith (said Amended and Restated Installment Note, as amended or restated from time to time, the "Amended and Restated Note") which amends and restates the Installment Note to: (i) increase the principal amount of the Installment Note from Two Million Two Hundred Forty and No/100 Dollars ($2,240,000.00) to Three Million Eight Hundred Eighty Thousand and No/100 Dollars ($3,880,000.00), and (ii) increase the interest rate of the Installment Note from 8.5% per annum to 9.20% per annum; and

         WHEREAS, the parties hereto have agreed upon a modification of the Mortgage and the Assignment as herein set forth.

         NOW THEREFORE, in consideration of the premises and the mutual promises and agreements hereinafter made by and between the parties hereto, the said parties do hereby mutually agree to further modify the Mortgage and the Assignment as follows:

          1. The Installment Note as defined in the Mortgage and the Assignment shall mean the Amended and Restated Note.

          2. Any references in the Mortgage or the Assignment to the principal face amount of the Installment Note shall be deemed to mean Three Million Eight Hundred Eighty Thousand and No/100 Dollars ($3,880,000.00).

          3. Except as specifically amended in this Third Modification, the Loan Documents (as such term is hereinafter defined) shall remain in full force and effect, in accordance with their terms, conditions and provisions without change, modification or deletion.

          4. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Amended and Restated Note, the Mortgage and the Assignment.

          5. This Third Modification shall be incorporated into and made a part of the Mortgage and the Assignment as amended, and all other related Loan Documents (as such term is hereinafter defined) executed by Mortgagor.

          6. Mortgagor hereby agrees to execute and deliver, or cause to be executed and delivered, to Mortgagee such additional documentation as Mortgagee shall require in order to evidence or effectuate the transactions contemplated hereby or in order to update information and undertakings heretofore given to Mortgagee by or on behalf of Mortgagor.

          7. This Third Modification shall be governed by, and construed in accordance with, the internal laws of the State of Illinois (other than those which pertain to conflicts of law), irrespective of the fact that one or more of the parties is or may become a resident of a different state.

          8. This Third Modification shall inure to the benefit of Mortgagee's successors and assigns, and shall be binding upon the successors and assigns of Mortgagor.

          9. This Third Modification may be executed in any number of counterparts, each of which shall be considered an original, and all of which, when taken together, shall constitute one and the same instrument.

          10. Mortgagor: (i) reaffirms and remakes to Mortgagee all representations and warranties set forth in the Mortgage, Assignment, the Installment Note, the Additional Note, the Security Agreement dated as of June 29, 1999 executed by Mortgagor in favor of Mortgagee (the "Security Agreement") and any and all other loan documents executed by Mortgagor to evidence and secure such indebtedness as well as that certain Guaranty, dated June 29, 1999 and that certain Cross-Default Agreement dated June 29, 1999, each of which Leapnet, Inc. executed in favor of and delivered to Morgagee (all of the preceding documents, as amended, modified, restated or replaced from time to time, will be collectively referred to as the "Loan Documents"), and (ii) represents and warrants to Mortgagee that as of the date of this Third Modification no Event of Default exists under the Loan Documents, and Mortgagor is in full compliance will all of Mortgagor's obligations under the Loan Documents.

          11. Mortgagor consents to the terms, provisions and conditions of this Third Modification and ratifies, confirms and approves the Loan Documents as clarified in this instrument, and each and every term, provision and condition herein contained, and acknowledges that they remain in full force and effect without offset in favor of Mortgagor, demand or counterclaim.

          12. Mortgagor agrees to pay, upon demand, all costs and expenses, including but not limited to, attorneys' fees and disbursements, incurred by Mortgagee in connection with this Third Modification.

          13. MORTGAGOR IRREVOCABLY WAIVES ALL RIGHTS OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS THIRD MODIFICATION OR ANY OTHER LOAN DOCUMENT OR ASSOCIATED MATTER.

          14. Mortgagee, by entering into this Third Modification, is not waiving any rights it may have under the Loan Documents concerning any breach (whether or not currently matured) of Mortgagor under the Loan Documents, or of any matured or unmatured Event of Default, whether or not Mortgagor has notice of the same.


         IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Third Modification as of the date first written above.

"MORTGAGOR"

QUANTUM LEAP COMMUNICATIONS, INC.,
a Delaware corporation


By: /s/ Robert C. Bramlette
    ------------------------------
Name:   Robert C. Bramlette
    ------------------------------
Its:    Vice President
    ------------------------------



"MORTGAGEE"

AMERICAN NATIONAL BANK
AND TRUST COMPANY OF CHICAGO

By: /s/ Charlene R. Branda
    ------------------------------
Name:   Charlene R. Branda
    ------------------------------
Its:    Vice President
    ------------------------------

                                  EXHIBIT "A"

                               Legal Description
                               -----------------


Units No. 1, No. 2 and No. 3 in Gibraltar Lofts, 420 West Huron condominium, as delineated on a survey of the following described real estate:

Lots 20, 21 and 22 in Block 7 in Higgins Law and Co.'s Addition to Chicago in the Northeast 1/4 of the Northwest 1/4 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois;

which survey is attached as Exhibit "A" to the Declaration of Condominium recorded as document 24777965, together with its undivided percentage interest in the common elements, in Cook County, Illinois.


COMMONLY KNOWN AS:                Units 1, 2 and 3 in Gibraltar Lofts - 420 West Huron Condominium
                                  420 West Huron Street
                                  Chicago, Illinois 60610